                                                                   EXHIBIT 10.19


                        FORM OF SECTION 351 EXCHANGE AGREEMENT


    This Section 351 Exchange Agreement (the "Agreement") by and among Rutherford--Moran Oil Corporation, a Delaware corporation (the "Company"), The Chase Manhattan Bank, N.A., Bangkok Branch ("Chase"), Rutherford--Moran Exploration Company, a Texas corporation ("RMEC"), Thai Romo Limited, a company organized under the laws of the Kingdom of Thailand ("Thai Romo"), Thai Romo Holdings, Inc., a Delaware corporation ("TRH"), and the parties listed on SCHEDULES A AND B hereto (collectively, the "Exchanging Shareholders").

    WHEREAS, the Company will be capitalized by a series of integrated transfers of properties now held or beneficially owned by the Exchanging Shareholders and by cash proceeds from an initial public offering of common stock of the Company (the "Offering"), and upon completion of such transfers of properties, the Exchanging Shareholders will receive common stock, $.01 par value ("Common Stock"), of the Company; and

    WHEREAS, the parties hereto desire to evidence that all transfers of property and cash to the Company, and exchanges of the Common Stock therefor, specified in this Agreement and in the Company's Registration Statement on Form S-1 (the "Registration Statement") are intended to be part of an integrated
Section 351 exchange, within the meaning of Section 351 of the Internal Revenue Code of 1986, as amended (the "Code");

    NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties, the parties hereby agree as follows:


                                      ARTICLE 1

                ISSUANCE OF COMPANY SHARES AND TRANSFER OF PROPERTIES

    1.1 ISSUANCE OF THE COMPANY SHARES. The Company agrees to issue shares of Common Stock (the "Company Shares") to be delivered on the Effective Date (as defined in Section 1.3 hereof) to the Exchanging Shareholders in such amounts as are set forth on SCHEDULE A.

    1.2 CONSIDERATION FOR THE COMPANY SHARES. As consideration for the Company Shares issued pursuant to Section 1.1 hereof, each of the Exchanging Shareholders will transfer to the Company on the Effective Date all of its right, title and interest in and to the properties listed next to its name on SCHEDULE B (the "Properties"). Immediately following the transfer of the Properties to the Company, the Company shall transfer all of the Properties except for the shares of common stock of RMEC to its wholly-owned subsidiary, TRH, in exchange for common stock of TRH, in a transaction intended to qualify as a tax free exchange pursuant to Section 351 of the Code.

    1.3 EFFECTIVENESS OF THE TRANSFERS. The parties shall by mutual agreement set the date on which the transfers contemplated by this Article 1 shall occur and become effective (the "Effective Date"), which date (unless otherwise agreed by the parties) shall be not less than three days prior to the day pricing of the Offering occurs and the underwriting agreement between the Company and its several underwriters (the "Underwriting Agreement") is executed. The Exchanging Shareholders acknowledge that the terms of the Offering (including, without limitation, the Offering price per share and number of shares subject to the Offering) are within the sole discretion of the Company.

    1.4 NO EFFECTIVE DATE. If the Underwriting Closing (as defined in Section 2.2) shall not have occurred by December 31, 1996, this Agreement may be terminated by the Company, by written notice to each Exchanging Shareholder, or by any Exchanging Shareholder, by written notice to the Company.



                                      ARTICLE 2

                           THAI ROMO STOCKHOLDERS AGREEMENT

    2.1 WAIVER. RMEC, Thai Romo and the Exchanging Shareholders hereby waive any and all provisions of the Stockholders Agreement dated July 7, 1995, among RMEC, Thai Romo and the Exchanging Shareholders (the "Stockholders Agreement"), to the extent that said provisions are breached or violated by, or would prevent the consummation of, the transactions contemplated under this Agreement.

    2.2 TERMINATION. RMEC, Thai Romo and the Exchanging Shareholders agree that the Stockholders Agreement shall terminate and have no further force or effect upon the consummation of the transactions to occur on the closing date of the Underwriting Agreement (the "Underwriting Closing"). From and after the Effective Date and until the Underwriting Closing, the agreements and arrangements among Thai Romo and the Exchanging Stockholders pursuant to the Stockholders Agreement

         (a)  shall remain in full force and effect;

         (b) shall apply to the Company in the same respect as they applied prior to the Effective Date to Thai Romo; and

         (c) shall apply to the Company Shares in the same respect as they applied prior to the Effective Date to the securities of Thai Romo in respect of which they were issued;

all with the effect that the substance of the agreements and arrangements among Thai Romo and the Exchanging Shareholders with respect to the governance, securities and affairs of Thai Romo pursuant to the Stockholders Agreement shall be preserved and, to the extent that such agreements and arrangements remain relevant, apply with equal force to the governance, securities and affairs of the Company, unless and until the Underwriting Closing occurs. This Section 2.2 shall survive any termination of this Agreement pursuant to Section 1.4 hereof. Each party to the Stockholders Agreement agrees to waive without further action upon termination of the Stockholders Agreement any prior breach or violation thereof of which such party has knowledge, including without limitation any breach or violation of Section 18 of the Stockholders Agreement that may be caused by disclosures made in connection with the Offering.



                                      ARTICLE 3

                                    LOAN AGREEMENT

    3.1 DESCRIPTION OF AGREEMENTS WITH CHASE. Thai Romo and Chase have entered into a Loan Agreement dated November 28, 1994, as amended by letter agreements dated April 7, 1995, May 31, 1995, June 14, 1995, June 30, 1995, July 7, 1995, December 20, 1995, April 24, 1996, and on or about May 29, 1996 (the "Loan Agreement"). In connection with the Loan Agreement, each shareholder of Thai Romo has been required to pledge its shares in Thai Romo pursuant to a Share Pledge Agreement dated July 13, 1995, as amended on April 24, 1996, and June 12, 1996 (the "Share Pledge"), and has pledged certain promissory notes issued by Thai Romo and evidencing shareholder loans pursuant to a Pledge of Shareholder Loan Notes Agreement and individual loan note pledges dated July 13, 1995, as amended on April 24, 1996, and June 12, 1996 (the "Note Pledge"). Additionally, certain Exchanging Shareholders, RMEC and Chase have entered into a Subordination and Sponsor Support Agreement dated November 28, 1994, as amended by letter agreements dated April 7, 1995, July 7, 1995, December 20, 1995, April 24, 1996, on or about May 29, 1996 and June 12, 1996 (the
"Subordination and Sponsor Support Agreement").

    3.2 CHASE CONSENT AND CONTINUATION OF PLEDGES. Chase hereby consents to the transactions contemplated under this Agreement, provided that, prior to the Effective Date, the Company becomes a party to the Subordination and Sponsor Support Agreement and TRH becomes a party to the Share Pledge and the Note Pledge. The parties hereto acknowledge and agree that the Share Pledge and the Note Pledge and the security interests created thereunder shall continue in full force and effect after consummation of the exchanges contemplated hereunder and that the Properties pledged to Chase which are transferred to the Company and thereafter to TRH in accordance with this Agreement shall remain subject to the rights and interests of Chase under the Share Pledge and the Note Pledge.

    3.3 NO PLEDGE OF COMPANY SHARES. Chase acknowledges and agrees that, notwithstanding provisions of the Share Pledge and the Note Pledge to the contrary, the Company Shares received by the Exchanging Shareholders in the exchange contemplated hereunder shall be free and clear of any rights or interests of Chase under the Share Pledge and the Note Pledge, and that Chase shall assert no such rights or interests in the Company Shares.

    3.4 INDIVIDUAL PLEDGE AGREEMENTS. Each party listed on SCHEDULE C hereto shall execute and deliver concurrently herewith an agreement effective on or as of the Effective Date evidencing, in a form reasonably satisfactory to Chase, the pledge to Chase of the shares and promissory notes of Thai Romo owned by such party as set forth next to such party's name on SCHEDULE C, which pledge shall secure the proportion of the total amount of credit extended to Thai Romo pursuant to the Loan Agreement that its individual shareholding in Thai Romo bears to the total issued share capital of Thai Romo.

    3.5 OTHER ACTIONS. The Company and TRH agree to take all other actions and execute such documents, instruments, certificates, agreements or other items that Chase reasonably requests to effectuate the intent of this Article 3.

    3.6 SUBORDINATION AND SPONSOR SUPPORT AGREEMENT. Chase acknowledges and agrees that performance of this Agreement by the parties to the Subordination and Sponsor Support Agreement will not breach or violate any provision of the Subordination and Sponsor Support Agreement.



                                      ARTICLE 4

                            REPRESENTATIONS AND WARRANTIES

    4.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company makes the following representations and warranties to each of the other parties hereto:

         (a) The Company is a corporation duly incorporated and validly existing under the laws of the State of Delaware and has the corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Custodial Agreement (as defined in Section 6.1) and the Pledged Shares Custodial Agreement (as defined in Section 6.2) and to consummate the transactions contemplated hereby and thereby. (The Custodial Agreement and the Pledged Shares Custodial Agreement are referred to collectively hereinafter as the "Custodial Agreements.")

         (b) This Agreement and the Custodial Agreements constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws relating to or affecting creditors rights generally or by equitable principles.

         (c) The Company Shares to be issued pursuant to Section 1.1 hereof have been duly authorized and reserved for issuance and, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and will not be issued in violation of the preemptive rights of any person and will be free and clear of any liens, charges or encumbrances arising by, through or under the Company.

         (d) Other than consents, waivers or approvals already obtained or obtained hereunder, the performance of this Agreement by the Company will not require the Company to obtain the consent, waiver or approval of any person, and will not violate, result in a breach of or constitute a default under any statute, regulation, agreement, trust instrument, judgment, consent, decree, order or restriction applicable to the Company or by which the Company is bound.

         (e) The Company is entering into this Agreement in good faith without knowledge of any liens, charges, or encumbrances on the Properties, except as described on SCHEDULE B hereto.

         (f) On the date hereof, the authorized capital stock of the Company consists of 40,000,000 shares of common stock, par value $.01 per share, of which 1,000 shares are issued and outstanding and no shares of such capital stock are held in the treasury of the Company. All of the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable.

         (g) After giving effect to the transactions contemplated by Sections 1.1 and 1.2 hereof, the authorized capital stock of the Company will consist of 40,000,000 shares of common stock, par value $.01 per share, of which 20,955,662 shares will be issued and outstanding and no shares of such capital stock will be held in the treasury of the Company. When issued in accordance with the terms of this Agreement, all such outstanding shares of capital stock of the Company will be duly authorized, validly issued, fully paid and nonassessable.

    4.2 REPRESENTATIONS AND WARRANTIES OF TRH. TRH makes the following representations and warranties to each of the other parties hereto:

         (a) TRH is a corporation duly incorporated and validly existing under the laws of the State of Delaware and has the corporate power and authority to execute, deliver and perform its obligations under, this Agreement, the Custodial Agreements and the agreements contemplated by Section 3.4 and
    Section 3.5 hereof, and to consummate the transactions contemplated hereby and thereby.

         (b) This Agreement and the Custodial Agreements constitute valid and legally binding obligations of TRH enforceable against TRH in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws relating to or affecting creditors rights generally or by equitable principles.

         (c) Other than consents, waivers or approvals already obtained or obtained hereunder, the performance of this Agreement by TRH will not require TRH to obtain the consent, waiver or approval of any person, and will not violate, result in a breach of or constitute a default under any statute, regulation, agreement, trust instrument, judgment, consent, decree, order or restriction applicable to TRH or by which TRH is bound.

         (d)  After giving effect to the transactions contemplated by
    Section 1.2 hereof, the authorized capital stock of TRH will consist of 1,000 shares of common stock, par value $.01 per share, of which 1,000 shares will be issued and outstanding and no shares of such capital stock will be held in the treasury of TRH. When issued in accordance with the terms of this Agreement, all such outstanding shares of capital stock of TRH will be duly authorized, validly issued, fully paid and nonassessable and will be owned by the Company free and clear of all liens, liabilities, encumbrances, pledges, trusts, voting trusts or stockholder agreements, equities, charges, options, conditional sale or retention agreements, restrictions or other burdens.

    4.3 REPRESENTATIONS AND WARRANTIES OF RMEC. RMEC makes the following representations and warranties to each of the other parties hereto:

         (a) RMEC is a corporation duly incorporated and validly existing under the laws of the State of Texas and has the corporate power and authority to execute, deliver and perform its obligations under, this Agreement, the Custodial Agreements and the agreements contemplated by
    Section 3.4 and Section 3.5 hereof, and to consummate the transactions contemplated hereby and thereby.

         (b) This Agreement and the Custodial Agreements constitute valid and legally binding obligations of RMEC enforceable against RMEC in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws relating to or affecting creditors rights generally or by equitable principles.

         (c) Other than consents, waivers or approvals already obtained or obtained hereunder, the performance of this Agreement by RMEC will not require RMEC to obtain the consent, waiver or approval of any person, and will not violate, result in a breach of or constitute a default under any statute, regulation, agreement, trust instrument, judgment, consent, decree, order or restriction applicable to RMEC or by which RMEC is bound.

         (d) After giving effect to the transactions contemplated by Sections 1.1 and 1.2 hereof, the authorized capital stock of RMEC will consist of 5,000,000 shares of common stock, par value $1.00 per share, of which 1,194,033 shares will be issued and outstanding and 55,967 shares of such capital stock will be held in the treasury of RMEC. All such outstanding shares of capital stock of RMEC will be duly authorized, validly issued, fully paid and nonassessable and will be owned by the Company free and clear of all liens, liabilities, encumbrances, pledges, trusts, voting trusts or stockholder agreements, equities, charges, options, conditional sale or retention agreements, restrictions or other burdens.

    4.4 REPRESENTATIONS AND WARRANTIES OF THAI ROMO. Thai Romo makes the following representations and warranties to each of the other parties hereto:

         (a) Thai Romo is a company organized and existing under the laws of the Kingdom of Thailand and has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Custodial Agreements and to consummate the transactions contemplated hereby and thereby.

         (b) This Agreement and the Custodial Agreements constitute valid and legally binding obligations of Thai Romo enforceable against Thai Romo in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws relating to or affecting creditors rights generally or by equitable principles.

         (c) Other than consents, waivers or approvals already obtained or obtained hereunder, the performance of this Agreement by Thai Romo will not require Thai Romo to obtain the consent, waiver or approval of any person, and will not violate, result in a breach of or constitute a default under any statute, regulation, agreement, trust instrument, judgment, consent, decree, order or restriction applicable to Thai Romo or by which Thai Romo is bound.

         (d)  After giving effect to the transactions contemplated by
    Section 1.2 hereof, 1,065,317 shares of common stock, par value of 100 Baht per share, will be issued and outstanding. All such outstanding shares of capital stock of Thai Romo will be duly authorized, validly issued, fully paid and nonassessable and will be owned by the parties and in the amounts listed on SCHEDULE C.

    4.5 REPRESENTATIONS AND WARRANTIES OF THE EXCHANGING SHAREHOLDERS. Each of the Exchanging Shareholders makes the following representations and warranties, with respect to itself but not with respect to any other Exchanging Shareholder, to each of the other parties hereto:

         (a) The Exchanging Shareholder has the requisite legal capacity and right, power and authority to enter into and perform its obligations under this Agreement and the Custodial Agreements, if applicable.

         (b) If the Exchanging Shareholder is a corporation, the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of the Exchanging Shareholder, and this Agreement, the Custodial Agreements and the agreements contemplated by
    Section 3.4 and Section 3.5, as applicable, have been duly executed by a duly authorized officer of the Exchanging Shareholder.

         (c) If the Exchanging Shareholder is a partnership or other entity, the execution, delivery and performance of this Agreement have been duly authorized by its general partner or otherwise in accordance with its partnership agreement or other governing and constituent documents and agreements, as the case may be, and this Agreement, the Custodial Agreements, and the agreements contemplated by Section 3.4 and Section 3.5, as applicable, have been duly executed on its behalf by an authorized person or by its duly authorized representative.

         (d) If the Exchanging Shareholder is an individual, the execution, delivery and performance of this Agreement by such individual does not require the further authorization, execution, delivery or performance by any other individual or entity, including, without limitation, pursuant to any applicable community property laws.

         (e) Other than consents, waivers or approvals already obtained or obtained hereunder, the performance of this Agreement by the Exchanging Shareholder will not require the Exchanging Shareholder to obtain the consent, waiver or approval of any person, and will not violate, result in a breach of or constitute a default under any statute, regulation, agreement, trust instrument, judgment, consent, decree, order or restriction applicable to the Exchanging Shareholder or by which the Exchanging Shareholder is bound.

         (f) The Exchanging Shareholder is the record and beneficial owner of, and has good title to, the Properties listed next to the Exchanging Shareholder's name on SCHEDULE B hereto, and, except as described on SCHEDULE B hereto, such Properties are owned free and clear of all liens, liabilities, encumbrances, pledges, trusts, voting trusts or stockholder agreements (other than the Thai Romo Stockholders Agreement), equities, charges, options, conditional sale or retention agreements restrictions or other burdens, and that all liabilities, if any, assumed by the Company with respect to such Properties by, through or under such Exchanging Shareholder and all liabilities to which such Properties are subject, as of the Effective Date, for the several Properties transferred are accurately set forth on SCHEDULE B hereto.

         (g) The receipt of the Company Shares pursuant to Section 1.1 hereof constitutes fair consideration for the transfer of Properties to the Company by the Exchanging Shareholder and none of the Company Shares received under the terms of this Agreement represents consideration for services that have been performed or that will be performed in the future for the Company.

         (h) Except as described in SCHEDULE B hereto and in the Stockholders Agreement, the Exchanging Shareholder has, and will have on the Effective Date, the unqualified right, power and authority to transfer pursuant to this Agreement and the Custodial Agreements all of the Properties listed next to the Exchanging Shareholder's name on SCHEDULE B.

         (i) This Agreement and the Custodial Agreements constitute valid and legally binding obligations of the Exchanging Shareholder enforceable against the Exchanging Shareholder in accordance with their terms, except as such enforceability may be limited by bankruptcy or other laws relating to or affecting creditors' rights generally or by equitable principles.

         (j) The Exchanging Shareholder is an experienced and knowledgeable investor in the oil and gas business and is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended. Prior to entering into this Agreement, the Exchanging Shareholder was advised by and has relied solely on its own legal, tax and other professional counsel concerning this Agreement and the Company and the value of the Company Shares. The Exchanging Shareholder is acquiring the Company Shares for its own account and not for distribution or resale. The Exchanging Shareholder acknowledges that it understands that (i) the sale of the Company Shares has not been registered under any federal or state securities laws, (ii) the Company Shares are being sold hereunder in reliance on exemptions from such registration based in part on the representations of the Exchanging Shareholder set forth herein and
    (iii) the Company Shares cannot be resold by the Exchanging Shareholder unless such resale is registered under applicable federal and state securities laws or exemptions from such registration are available.


                                      ARTICLE 5

                         PROHIBITION AGAINST SALE OR TRANSFER

    Except as contemplated by this Agreement, each Exchanging Shareholder represents, warrants, covenants and agrees that, prior to the Effective Date, such Exchanging Shareholder will not contract to sell, encumber or otherwise transfer or dispose of any of the Properties listed next to the Exchanging Shareholder's name in SCHEDULE B hereto, or grant any option or other right in respect thereof, or grant any voting rights with respect thereto. The Company represents, warrants, covenants and agrees that from the date on which this Agreement is executed until the Effective Date it will not sell, issue or repurchase any shares of Common Stock.


                                      ARTICLE 6

                                 TRANSFER PROCEDURES

    6.1  CUSTODIAL AGREEMENT.   Contemporaneously with the execution of this
Agreement, the parties shall execute the Custodial Agreement, a form of which is attached hereto as EXHIBIT A, and make the following deposits to be held in escrow in accordance therewith:

         (a) Each of the parties shall deposit with the Escrow Agent (as defined in the Custodial Agreement) a counterpart of this Agreement, together with nine originally executed signature pages.

         (b) Patrick R. Rutherford, John A. Moran and Sidney F. Jones shall deposit with the Escrow Agent stock certificates representing the Properties set forth opposite their names on SCHEDULE B, together with stock powers sufficient to transfer said stock certificates to the Company.


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

         (c) TRH shall deposit with the Escrow Agent a share certificate evidencing 999 shares of its common stock issued in the name of the Company.

         (d) The Company shall deposit with the Escrow Agent stock certificates representing the Company Shares in the names and amounts set forth on SCHEDULE A.

    6.2 PLEDGED SHARES CUSTODIAL AGREEMENT. Contemporaneously with the execution of this Agreement, certain parties hereto shall execute the Pledged Shares Custodial Agreement attached hereto as EXHIBIT B, and make the following deposits to be held in escrow in accordance therewith:

         (a) Except for shares and promissory notes of Thai Romo issued to RMEC, Thai Romo shall deposit with the Agent (as defined in the Pledged Shares Custodial Agreement) new share certificates of Thai Romo registered in the names and amounts set forth on SCHEDULE C and promissory notes of Thai Romo payable to the order of the entities and in the amounts set forth on SCHEDULE C.

         (b) Chase shall deposit with the Agent all of the share certificates of Thai Romo and the promissory notes of Thai Romo pledged to Chase by the Exchanging Shareholders. The Thai Romo shares and promissory notes issued to RMEC will not be exchanged and will remain in the possession of Chase subject to the Share Pledge and the Note Pledge.

         (c) The Exchanging Shareholders of Thai Romo shall deposit with the Agent executed share transfer documents and note assignments sufficient to effectuate the transfer to the Company of each share certificate and promissory note of Thai Romo deposited with the Agent hereunder.

    6.3 351 EXCHANGE TRANSACTIONS ON THE EFFECTIVE DATE. The parties agree that, on the Effective Date, each of the Exchanging Shareholders will be treated as having transferred to the Company the Properties listed next to its name on SCHEDULE B in exchange for Company Shares, as set forth on SCHEDULE A, in a
Section 351 exchange and, immediately thereafter, the Company will be treated as having transferred the Properties (except for shares of the common stock of RMEC) to TRH in exchange for shares of common stock of TRH in a second
Section 351 exchange. The mechanics for effecting these Section 351 exchanges on the Effective Date are as follows:

         (a) The Escrow Agent shall deliver to the Company (i) all of the Properties held by the Escrow Agent pursuant to the Custodial
    Agreement, each accompanied by the appropriate executed stock power and (ii) the TRH share certificates deposited with the Escrow Agent pursuant to clause 6.1(c) above.

         (b) The Thai Romo shares and promissory notes transferred to the Company as described on SCHEDULE B shall be transferred with immediate effect from the Company to TRH in exchange for the shares of TRH deposited with the Escrow Agent.

         (c) The Escrow Agent shall deliver to each of the Exchanging Shareholders stock certificates evidencing Company Shares in the names and amounts set forth on Schedule A.

         (d) The Agent shall deliver to Chase the Thai Romo share certificates and promissory notes deposited pursuant to clause 6.2(a) above, to be held by Chase subject to the terms of the Share Pledge and the Note Pledge.

         (e) The Agent shall deliver to the Company or its representative the Thai Romo share certificates and promissory notes deposited pursuant to clause 6.2(b) above, together with their respective share transfer documents or note assignments deposited pursuant to clause 6.2(c) above. The Company shall then cause Thai Romo to cancel said share certificates and promissory notes.

         (f) The Escrow Agent shall deliver to each of the parties its original executed counterpart of this Agreement with signature pages executed by each other party.


                                      ARTICLE 7

                                    MISCELLANEOUS

    7.1 RELEASE OF THAI ROMO NOTES. Each of the Exchanging Shareholders, from and after the Effective Date, releases and holds harmless Thai Romo from and against any and all obligations on or with respect to their respective Thai Romo promissory notes.

    7.2 QUALIFYING SHARES. THAIJAM, L.P., JAMTHAI, Inc., MDMTHAI, Inc., THAIPRR, L.P., and PRRTHAI, Inc. acknowledge and agree that (i) they will each hold one Thai Romo share (the "Qualifying Shares") for the purpose of satisfying a minimum shareholder requirement under Thai law, (ii) the Qualifying Shares shall be pledged to Chase pursuant to the Share Pledge and (iii) in connection with any future financing obtained by the Company or any subsidiary of the Company, if required by the lenders, they shall pledge the Qualifying Shares, deliver possession thereof and execute such pledge agreements as may be required by the terms of the credit.

    7.3 LOCK UP. Each Exchanging Shareholder agrees that it will not, without the prior written consent of J. P. Morgan Securities Inc., offer for sale, sell or otherwise dispose of any Company Shares or securities convertible into or exchangeable for Company Shares or sell or grant options, rights or warrants with respect to any Company Shares, for a period of 180 days after the date of the prospectus relating to the Offering.


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

    7.4 AMENDMENT. This Agreement may be amended, modified or supplemented only by the written consent of all of the undersigned.

    7.5 BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon each of the undersigned and their respective heirs, executors, legal representatives, successors, and assigns. Nothing in this Agreement confers upon any other person any rights or remedies by reason of this Agreement. No waiver, alteration or modification of any of the provisions hereof shall be binding unless it is in writing and signed by each of the undersigned.

    7.6 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

    7.7 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Texas (regardless of laws that might otherwise govern under applicable principles of conflicts of laws).

    7.8 FURTHER ASSURANCES. After the Effective Date, each of the parties will execute, acknowledge and deliver to the other such further instruments, and take such other action, as may be reasonably requested in order to more effectively assure to such party all of the respective properties, rights, titles, interests, estates, and privileges intended to be assigned or delivered to, or to inure to the benefit of, such party in consummation of the transactions contemplated hereby.

                          (SIGNATURES ON THE FOLLOWING PAGE)

         IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned and shall become effective on the Effective Date.

                                       RUTHERFORD--MORAN OIL CORPORATION


                                       By:  PATRICK R. RUTHERFORD
                                          -------------------------------------
                                       Its: Prsident
                                           ------------------------------------



                                       THE CHASE MANHATTAN BANK, N.A., BANGKOK
                                          BRANCH


                                       By:  TIM CHAPMAN
                                          -------------------------------------
                                       Its: Second Vice President
                                           ------------------------------------


                                       RUTHERFORD--MORAN EXPLORATION
                                         COMPANY


                                       By:  PATRICK R. RUTHERFORD
                                          -------------------------------------
                                       Its: President
                                           ------------------------------------


                                       THAI ROMO LIMITED


                                       By:  MICHAEL D. McCOY
                                          -------------------------------------
                                       Its: Managing Director
                                           ------------------------------------


                                       THAI ROMO HOLDINGS, INC.


                                       By:  MICHAEL D. McCOY
                                          -------------------------------------
                                       Its: Vice President
                                           ------------------------------------

                                       /s/  JOHN A. MORAN
                                       ----------------------------------------
                                                 John A. Moran


                                       ----------------------------------------
                                                                       [Spouse]

                                       /s/  PATRICK R. RUTHERFORD
                                       ----------------------------------------
                                            Patrick R. Rutherford

                                           SUSAN R. RUTHERFORD
                                       ----------------------------------------
                                                                       [Spouse]

                                       /s/  SIDNEY F. JONES
                                       ----------------------------------------
                                                 Sidney F. Jones

                                          MARYANN P. JONES
                                       ----------------------------------------
                                                                       [Spouse]

                                       RED OAK HOLDINGS, INC.



                                       By:  DONALD V. PELOSO
                                          -------------------------------------
                                       Its: Vice President
                                           ------------------------------------


                                       MDMTHAI, INC.


                                       By:  MICHAEL D. MALOY
                                          -------------------------------------
                                       Its: President
                                           ------------------------------------


                                       SRRTHAI, INC.


                                       By:  SUSAN R. RUTHERFORD
                                          -------------------------------------
                                       Its: President
                                           ------------------------------------

                                       THAIJAM, L.P.


                                       By:   JAMTHAI, INC.
                                          -------------------------------------
                                       Its:  General Partner


                                       By:   JOHN A. MORAN
                                          -------------------------------------
                                       Its:  President
                                           ------------------------------------


                                       JAMTHAI, INC.


                                       By:  JOHN A. MORAN
                                          -------------------------------------
                                       Its: President
                                           ------------------------------------


                                       THAIPRR, L.P.


                                       By:  PRRTHAI, INC.
                                          -------------------------------------
                                       Its:  General Partner


                                       By:  PATRICK R. RUTHERFORD
                                          -------------------------------------
                                       Its: President
                                           ------------------------------------


                                       PRRTHAI, INC.


                                       By:  PATRICK R. RUTHERFORD
                                          -------------------------------------
                                       Its: President
                                           ------------------------------------

                                       THAISFJ, L.P.


                                       By:   SFJTHAI, INC.
                                          -------------------------------------
                                       Its:  General Partner


                                       By:  SIDNEY F. JONES
                                          -------------------------------------
                                       Its: President
                                           ------------------------------------


                                       SFJTHAI, INC.


                                       By:  SIDNEY F. JONES
                                          -------------------------------------
                                       Its: President
                                           ------------------------------------

                                      SCHEDULE A

                               EXCHANGING SHAREHOLDERS

- --------------------------------------------------------------------------------
         NAME OF TRANSFEROR                      NUMBER OF COMPANY
             OF PROPERTY                        SHARES TO BE ISSUED
- --------------------------------------------------------------------------------
    John A. Moran                                      5,676,903
- --------------------------------------------------------------------------------
    Patrick R. Rutherford                              6,017,346
- --------------------------------------------------------------------------------
    Sidney F. Jones                                      356,833
- --------------------------------------------------------------------------------
    Red Oak Holdings, Inc.                             1,034,913
- --------------------------------------------------------------------------------
    MDMTHAI, Inc.                                        179,485
- --------------------------------------------------------------------------------
    SRRTHAI, Inc.                                        144,587
- --------------------------------------------------------------------------------
    THAIJAM, L.P.                                      2,557,330
- --------------------------------------------------------------------------------
    JAMTHAI, Inc.                                      1,113,874
- --------------------------------------------------------------------------------
    THAIPRR, L.P.                                         19,673
- --------------------------------------------------------------------------------
    PRRTHAI, Inc.                                      3,625,488
- --------------------------------------------------------------------------------
    THAISFJ, L.P.                                        171,183
- --------------------------------------------------------------------------------
    SFJTHAI, Inc.                                         57,047
- --------------------------------------------------------------------------------

                                      SCHEDULE B

                                      PROPERTIES


- --------------------------------------------------------------------------------
                                                            ASSUMED LIABILITIES
                                                                AND SPECIFIC
                                                            LIABILITIES TO WHICH
    NAME OF        DESCRIPTION OF PROPERTY TRANSFERRED     TRANSFERRED PROPERTY
   TRANSFEROR                  TO COMPANY                        IS SUBJECT
- --------------------------------------------------------------------------------
John A. Moran    562,481 shares of common stock of                 none
                 Rutherford-Moran Exploration
                 Company, a Texas corporation
                 ("RMEC")
- --------------------------------------------------------------------------------
Patrick R.       596,202 shares of common stock of RMEC             none
Rutherford
- --------------------------------------------------------------------------------
Sidney F. Jones  35,350 shares of common stock of RMEC             none
- --------------------------------------------------------------------------------
Red Oak          52,609 shares of Thai Romo and             pledged to Chase to
Holdings, Inc.   promissory notes payable by Thai             secure Thai Romo
                 Romo in the aggregate face amount of         indebtedness of
                 US$1,410,969                                   US$2,321,020
- --------------------------------------------------------------------------------
MDMTHAI, Inc.    9,124 shares of Thai Romo and               pledged to Chase to
                 promissory notes payable by Thai             secure Thai Romo
                 Romo in the aggregate face amount of         indebtedness of
                 US$124,451                                      US$402,531
- --------------------------------------------------------------------------------
SRRTHAI, Inc.    7,350 shares of Thai Romo and               pledged to Chase to
                 promissory notes payable by Thai             secure Thai Romo
                 Romo in the aggregate face amount of         indebtedness of
                 US$124,451                                      US$324,267
- --------------------------------------------------------------------------------
THAIJAM, L.P.    129,999 shares of Thai Romo and             pledged to Chase to
                 promissory notes payable by Thai             secure Thai Romo
                 Romo in the aggregate face amount of         indebtedness of
                 US$2,283,279                                   US$5,735,382
- --------------------------------------------------------------------------------
JAMTHAI, Inc.    56,622 shares of Thai Romo and             pledged to Chase to
                 promissory notes payable by Thai             secure Thai Romo
                 Romo in the aggregate face amount of         indebtedness of
                 US$1,104,641                                   US$2,498,111
- --------------------------------------------------------------------------------
THAIPRR, L.P.    999 shares of Thai Romo and                pledged to Chase to
                 promissory notes payable by Thai             secure Thai Romo
                 Romo in the aggregate face amount of         indebtedness of
                 US$17,116                                        US$44,114
- --------------------------------------------------------------------------------
PRRTHAI, Inc.    184,298 shares of Thai Romo and             pledged to Chase to
                 promissory notes payable by Thai             secure Thai Romo
                 Romo in the aggregate face amount of         indebtedness of
                 US$3,244,910                                   US$8,130,962
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                                            ASSUMED LIABILITIES
                                                                AND SPECIFIC
                                                            LIABILITIES TO WHICH
    NAME OF        DESCRIPTION OF PROPERTY TRANSFERRED     TRANSFERRED PROPERTY
   TRANSFEROR                  TO COMPANY                        IS SUBJECT
- --------------------------------------------------------------------------------
THAISFJ, L.P.    8,702 shares of Thai Romo and               pledged to Chase to
                 promissory notes payable by Thai             secure Thai Romo
                 Romo in the aggregate face amount of         indebtedness of
                 US$80,616                                      US$383,915
- --------------------------------------------------------------------------------
SFJTHAI, Inc.    2,900 shares of Thai Romo and               pledged to Chase to
                 promissory notes payable by Thai             secure Thai Romo
                 Romo in the aggregate face amount of         indebtedness of
                 US$26,911                                      US$127,939
- --------------------------------------------------------------------------------

                                      SCHEDULE C

                          SUMMARY OF OWNERSHIP OF THAI ROMO

                FOLLOWING TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT


                                                                  ASSUMED
                                                              LIABILITIES AND
                                                                  SPECIFIC
                                                               LIABILITIES TO
                                                             WHICH PROPERTY IS
                                                             SUBJECT FOLLOWING
NAME             DESCRIPTION OF PROPERTY                       TRANSACTIONS
- --------------------------------------------------------------------------------
Thai Romo        452,704 shares of Thai Romo and             pledged to Chase
Holdings, Inc.   promissory notes payable by Thai Romo        to secure Thai
                 in the aggregate face amount of              Romo indebtedness
                 US$8,417,344.                                of US$19,972,537
- --------------------------------------------------------------------------------
Rutherford--Mor  612,608 shares of Thai Romo and             pledged to Chase
an Exploration   promissory notes payable by Thai Romo        to secure Thai
Company          in the aggregate face amount of              Romo indebtedness
                 US$20,504,962.                               of US$27,027,237
- --------------------------------------------------------------------------------
THAIJAM, L.P.    one share of Thai Romo                       pledged to Chase
                                                               to secure Thai
                                                             Romo indebtedness
                                                                  of US$42
- --------------------------------------------------------------------------------
JAMTHAI, Inc.    one share of Thai Romo                       pledged to Chase
                                                               to secure Thai
                                                             Romo indebtedness
                                                                  of US$42

- --------------------------------------------------------------------------------
MDMTHAI, Inc.    one share of Thai Romo                       pledged to Chase
                                                               to secure Thai
                                                             Romo indebtedness
                                                                  of US$42
- --------------------------------------------------------------------------------
THAIPRR, L.P.    one share of Thai Romo                       pledged to Chase
                                                               to secure Thai
                                                             Romo indebtedness
                                                                  of US$42
- --------------------------------------------------------------------------------
PRRTHAI, Inc.    one share of Thai Romo                       pledged to Chase
                                                               to secure Thai
                                                             Romo indebtedness
                                                                  of US$42
- --------------------------------------------------------------------------------

                                                 EXHIBIT A TO EXCHANGE AGREEMENT


                                 CUSTODIAL AGREEMENT


    THIS CUSTODIAL AGREEMENT is entered into and effective this ___ day of ___________, 1996 (this "Custodial Agreement") by and among Texas Commerce Bank National Association (the "Escrow Agent"), Rutherford--Moran Oil Corporation, a Delaware corporation (the "Company"); Rutherford--Moran Exploration Company, a Texas Corporation ("RMEC"); The Chase Manhattan Bank N.A., Bangkok Branch ("Chase"); Thai Romo Limited, a company organized under the laws of the Kingdom of Thailand ("Thai Romo"); Thai Romo Holdings, Inc., a Delaware corporation ("TRH"); and the parties listed on SCHEDULE A hereto (the "Shareholders");

    WHEREAS, the Company intends to issue and sell up to 4,600,000 shares of common stock, $.01 par value ("Common Stock"), which includes 600,000 shares subject to an underwriters' over-allotment option, pursuant to an Underwriting Agreement (the "UA") to be executed between the Company and the Representatives (as defined in the UA);

    WHEREAS, the Company has prepared and filed with the Securities and Exchange Commission a registration statement on Form S-1 relating to the shares to be covered by the UA;

    WHEREAS, the parties hereunder (other than the Escrow Agent) have entered into that certain Section 351 Exchange Agreement of even date herewith (the "Exchange Agreement"), whereby the Company agreed to issue Company Shares (as defined in the Exchange Agreement) to each of the Shareholders in exchange for shares of stock of Thai Romo or RMEC and promissory notes of Thai Romo held by the Shareholders;

    WHEREAS, the share exchanges contemplated by the Exchange Agreement shall occur and be effective on, and as of, the Effective Date (as defined in the Exchange Agreement); and

    WHEREAS, the parties to the Exchange Agreement desire to lodge certain share certificates, promissory notes, pledge instruments and other items required to be executed and delivered pursuant to Section 6.1 of the Exchange Agreement (collectively, the "Instruments") with the Escrow Agent until such Instruments can be delivered on the Effective Date, and the parties wish to set forth herein the terms and conditions of such escrow with respect to the Instruments to be delivered to the Escrow Agent;

    NOW, THEREFORE, in consideration of the premises herein, the parties hereto agree as follows:

    1. APPOINTMENT OF THE ESCROW AGENT. The Company, Chase, RMEC, Thai Romo, TRH and the Shareholders hereby appoint Texas Commerce Bank, National Association, as the

Escrow Agent. The Escrow Agent agrees to serve hereunder for the purposes and on the terms hereinafter set forth.

    2. ESCROW OF INSTRUMENTS. Contemporaneously with the execution of this Agreement, each of the parties shall deposit in escrow with the Escrow Agent the
Instruments listed on EXHIBIT A hereto.    By execution of this Escrow
Agreement, the Escrow Agent acknowledges receipt of the Instruments. The Escrow Agent shall hold and safeguard the Instruments during the term of this Escrow Agreement. Each of the parties agrees that the deposit of the Instruments shall be irrevocable, except as set forth in Section 3 hereof.

    3. DISBURSEMENT OF INSTRUMENTS. Immediately following execution of the UA on the Effective Date, the Company shall cause to be delivered to the Escrow Agent an original (or a facsimile followed by an original within three business days) executed certificate in the form attached hereto as EXHIBIT B (the "Certificate") from Michael D. McCoy, Executive Vice President and Chief Operating Officer of the Company, or Patrick R. Rutherford, President and Chief Executive Officer of the Company, and upon receipt of the Certificate (or facsimile thereof), the Escrow Agent shall release and deliver the Instruments as set forth in EXHIBIT C hereto and in accordance with the instructions set forth in the Certificate. At any time prior to the Effective Date or prior to such distribution as required hereunder, the Escrow Agent shall return the Instruments to the respective depositing parties upon written notice from all parties to the Exchange Agreement of termination of such agreement.

    4. ADDITIONAL PROPERTY. In the event that any of the parties receives any distribution in cash, stock or other property, by reason of any stock dividend, split-up, recapitalization, combination, conversion, exchange of shares or other change in the corporate or capital structure of Thai Romo, RMEC or the Company, such parties shall promptly deposit such cash, stock or property with the Escrow Agent to be held by the Escrow Agent pursuant to the terms of this Agreement. The term "Instruments" shall include any property received by the Escrow Agent, pursuant to this Section 4.

    5.   LIMITATION OF THE ESCROW AGENT'S CAPACITY.

         (a) This Agreement expressly and exclusively sets forth the duties of the Escrow Agent with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into this Agreement against the Escrow Agent.

         (b) The Escrow Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Agreement or any part thereof, or of any person executing or depositing such subject matter.

         (c) This Agreement constitutes the entire agreement between the Escrow Agent, on the one hand, and the other parties hereto, on the other hand, in connection with the subject matter of this escrow, and no other agreement entered into between the parties, or any of them, shall be considered as adopted or binding, in whole or in part, upon the Escrow Agent notwithstanding that any such other agreement may be deposited with Escrow Agent or the Escrow Agent may have knowledge thereof.

    6.   AUTHORITY TO ACT.

         (a) The Escrow Agent is hereby authorized and directed by the undersigned (other than the Escrow Agent) to deliver the subject matter of this Agreement only in accordance with the written directions contained in
    Section 3 hereof, or as the Escrow Agent may otherwise be instructed in a writing executed by each of the undersigned (except the Escrow Agent).

         (b) The Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document which the Escrow Agent in good faith believes to be genuine and what it purports to be, including, but not limited to, items directing investment or non-investment of funds, items requesting or authorizing release, disbursement or retainage of the subject matter of this Agreement and items amending the terms of this Agreement.

         (c) The Escrow Agent may consult with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the advice of such counsel.

         (d) In the event of any disagreement between any of the parties to this Agreement, or between any of them and any other persons, resulting in adverse claims or demands being made in connection with the matters covered by this Agreement, or in the event that the Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all interested parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjudged and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. Notwithstanding the preceding, the Escrow Agent may in its discretion obey the order, judgment, decree or levy of any court, whether with or without jurisdiction, or of an agency of the United States or any political subdivision thereof, or of any agency of the State of Texas or of any political subdivision thereof, and the Escrow Agent is hereby authorized in its sole discretion, to comply with and obey any such orders, judgments, decrees or levies. The rights of the Escrow Agent under this sub-paragraph are cumulative of all other rights which it may have by law or otherwise.

         (e) The Escrow Agent shall not be liable for any actions it may take or refrain from taking in good faith, in connection herewith, excepting such as may arise through or be caused by the Escrow Agent's willful misconduct or gross negligence.

         (f) In the event that any controversy should arise among the parties with respect to this Agreement or should the Escrow Agent resign and the parties fail to select another escrow agent to act in its stead, the Escrow Agent shall have the right to institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties.

    7. COMPENSATION. The Escrow Agent shall be entitled to reasonable compensation as well as reimbursement for its reasonable costs and expenses incurred in connection with the performance by it of services under this Agreement (including reasonable fees and expenses of the Escrow Agent's counsel). The Company hereby binds and obligates itself to pay to the Escrow Agent the compensation and reimbursement to which it is entitled and shall have the right of offset against amounts in the Escrow Fund for its fees and expenses if such fees and expenses are not otherwise paid. The Escrow Agent's fee is anticipated to be in the amount of $3,000 plus expense reimbursement.

    8. INDEMNITY. The Company agrees to indemnify and hold the Escrow Agent harmless from all loss, cost, claims, demands, expenses, damages, and attorney's fees suffered or incurred by the Escrow Agent as a result of any litigation or cause of action arising from or in conjunction with the Escrow Fund or monies deposited hereunder or for any interest upon any such monies, which does not arise from the Escrow Agent's willful misconduct or gross negligence. This indemnity shall include, but not be limited to, all costs incurred in conjunction with any interpleader which the Escrow Agent may enter into regarding this Agreement. In the event the Company is unable to fully meet its obligations under this Section 8, each other party hereto (other than the Escrow Agent) shall be obligated to contribute to the indemnification of the Escrow Agent under this Section 8 on a pro rata basis (based on the number of shares of the Company's common stock, $.01 par value, to be issued to each party pursuant to the Exchange Agreement).

    9. RESIGNATION. The Escrow Agent may resign at any time (such resignation to be effective upon the earlier of (i) the appointment of a successor escrow agent and (ii) 30 days after giving such notice of resignation) by giving written notice to parties hereto whereupon the parties hereto, will immediately appoint a successor escrow agent (upon appointment such successor escrow agent shall thereafter be deemed to be the Escrow Agent for purposes of this Agreement). If a successor escrow agent shall not have accepted the duties of the Escrow Agent pursuant to this Agreement within 30 days after the giving of such notice of resignation, the resigning Escrow Agent may, at the several and equal expense of the other parties hereto, petition any court of competent jurisdiction for the appointment of a successor escrow agent.

    10.  GENERAL PROVISIONS.

         (a) The Escrow Agent, upon the delivery of all of the subject matter or monies pursuant to the terms of this Agreement, shall be discharged from any further obligation hereunder.

         (b) Where directions or instructions from more than one of the undersigned are required, such directions or instructions may be given by separate instruments of similar tenor. Any of the undersigned may act hereunder through an agent or attorney-in-fact, provided satisfactory written evidence of authority is first furnished to any party relying on such authority.

         (c) Any payment, notice, request for consent, report, or any other communication required or permitted in this Agreement shall be in writing and shall be deemed to have been given when delivered by facsimile or when personally delivered to the party hereunder specified when placed in the United States mail, registered or certified, with return receipt requested, postage prepaid and addressed as follows:

    If to the Escrow Agent:

         Texas Commerce Bank National Association
         P.O. Box 4717
         Houston, Texas  77210-8097
         Attention:  Joanne Gulliver
         Facsimile:  (713) 216-5476

    If to the Company, RMEC, Thai Romo or TRH:

         Rutherford--Moran Oil Corporation
         5 Greenway Plaza, Suite 220
         Houston, Texas  77046
         Attention:  General Counsel

    If to the Shareholders:

         At the addresses listed on EXHIBIT B

    Any party may designate a different address by giving notice of such change in the manner specified above to each other party.

         (d) This Agreement is being made in, and is intended to be construed according to the laws of, the State of Texas (regardless of laws that might otherwise govern under applicable principles of conflict of laws). It shall inure to and be binding upon the parties hereto and their respective successors, heirs and assigns.

         (e) Words used in the singular number may include the plural and the plural may include the singular.

         (f) The terms of this Agreement may be altered, amended, modified or revoked only by an instrument in writing signed by all the parties hereto.

         (g) The captions or section headings set forth in this Agreement are for convenience only and shall not be considered as part of this Agreement or to in any way limit or amplify the terms and provisions hereof.

         (h) If any provision of this Agreement shall be held or deemed to be or shall in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatsoever.


                          (SIGNATURES ON THE FOLLOWING PAGE)

    IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the undersigned and shall become effective on the date first written above.


                                       RUTHERFORD--MORAN OIL CORPORATION


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------


                                       THE CHASE MANHATTAN BANK, N.A., BANGKOK
                                       BRANCH


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------


                                       RUTHERFORD--MORAN EXPLORATION COMPANY


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------


                                       THAI ROMO LIMITED


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------


                                       THAI ROMO HOLDINGS, INC.


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------

                                       ----------------------------------------
                                       John A. Moran


                                       ----------------------------------------
                                                                       [Spouse]


                                       ----------------------------------------
                                       Patrick R. Rutherford


                                       ----------------------------------------
                                                                       [Spouse]



                                       ----------------------------------------
                                       Sidney F. Jones


                                       ----------------------------------------
                                                                       [Spouse]


                                       RED OAK HOLDINGS, INC.


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------


                                       MDMTHAI, INC.


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------


                                       SRRTHAI, INC.


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------

                                       THAIJAM, L.P.


                                       By
                                         --------------------------------------
                                       Its:  General Partner


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------


                                       JAMTHAI, INC.


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------


                                       THAIPRR, L.P.


                                       By
                                         --------------------------------------
                                       Its:  General Partner


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------


                                       PRRTHAI, INC.


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------

                                       THAISFJ, L.P.


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------


                                       SFJTHAI, INC.


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------

                                       TEXAS COMMERCE BANK NATIONAL ASSOCIATION


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------

                                     SCHEDULE  A

                                 LIST OF SHAREHOLDERS

- --------------------------------------------------------------------------------
             NAME                                   ADDRESS
- --------------------------------------------------------------------------------
John A. Moran                          c/o Rutherford--Moran Oil Corporation
                                       5 Greenway Plaza, Suite 220
                                       Houston, Texas  77046
                                       Attention:  General Counsel
                                       Facsimile:  (713) 621-7072
- --------------------------------------------------------------------------------
JAMTHAI, Inc.                          c/o Rutherford--Moran Oil Corporation
                                       5 Greenway Plaza, Suite 220
                                       Houston, Texas  77046
                                       Attention:  General Counsel
                                       Facsimile:  (713) 621-7072
- --------------------------------------------------------------------------------
THAIJAM, L.P.                          c/o Rutherford--Moran Oil Corporation
                                       5 Greenway Plaza, Suite 220
                                       Houston, Texas  77046
                                       Attention:  General Counsel
                                       Facsimile:  (713) 621-7072
- --------------------------------------------------------------------------------
Patrick R. Rutherford                  c/o Rutherford--Moran Oil Corporation
                                       5 Greenway Plaza, Suite 220
                                       Houston, Texas  77046
                                       Attention:  General Counsel
                                       Facsimile:  (713) 621-7072
- --------------------------------------------------------------------------------
PRRTHAI, Inc.                          c/o Rutherford--Moran Oil Corporation
                                       5 Greenway Plaza, Suite 220
                                       Houston, Texas  77046
                                       Attention:  General Counsel
                                       Facsimile:  (713) 621-7072
- --------------------------------------------------------------------------------
THAIPRR, Inc.                          c/o Rutherford--Moran Oil Corporation
                                       5 Greenway Plaza, Suite 220
                                       Houston, Texas  77046
                                       Attention:  General Counsel
                                       Facsimile:  (713) 621-7072
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
             NAME                                   ADDRESS
- --------------------------------------------------------------------------------
Sidney F. Jones                        c/o Rutherford--Moran Oil Corporation
                                       5 Greenway Plaza, Suite 220
                                       Houston, Texas  77046
                                       Attention:  General Counsel
                                       Facsimile:  (713) 621-7072
- --------------------------------------------------------------------------------
SFJTHAI, Inc.                          c/o Rutherford--Moran Oil Corporation
                                       5 Greenway Plaza, Suite 220
                                       Houston, Texas  77046
                                       Attention:  General Counsel
                                       Facsimile:  (713) 621-7072
- --------------------------------------------------------------------------------
THAISFJ, L.P.                          c/o Rutherford--Moran Oil Corporation
                                       5 Greenway Plaza, Suite 220
                                       Houston, Texas  77046
                                       Attention:  General Counsel
                                       Facsimile:  (713) 621-7072
- --------------------------------------------------------------------------------
MDMTHAI, Inc.                          c/o Rutherford--Moran Oil Corporation
                                       5 Greenway Plaza, Suite 220
                                       Houston, Texas  77046
                                       Attention:  General Counsel
                                       Facsimile:  (713) 621-7072
- --------------------------------------------------------------------------------
SRRTHAI, Inc.                          c/o Rutherford--Moran Oil Corporation
                                       5 Greenway Plaza, Suite 220
                                       Houston, Texas  77046
                                       Attention:  General Counsel
                                       Facsimile:  (713) 621-7072
- --------------------------------------------------------------------------------
Red Oak Holdings, Inc.                 c/o Chase Capital Partners
                                       125 London Wall
                                       London EC2Y 5AJ, United Kingdom
                                       Attention:  Jonathan Meggs

                                       with a copy (which will not constitute
                                       notice) to:

                                       Kirkland & Ellis
                                       153 E. 53rd Street
                                       New York, NY  10022
                                       Attention:  John L. Kuehn
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                                      EXHIBIT A

               LIST OF INSTRUMENTS TO BE DELIVERED TO THE ESCROW AGENT

I. Executed Copies of the Exchange Agreement from each of the following parties:
     A.    Rutherford--Moran Oil Corporation
     B.    Rutherford--Moran Exploration Company
     C.    Chase Manhattan Bank N.A., Bangkok Branch
     D.    Thai Romo Limited
     E.    Thai Romo Holdings, Inc.
     F.    JAMTHAI, Inc.
     G.    THAIJAM, L.P.
     H.    PRRTHAI, Inc.
     I.    THAIPRR, Inc.
     J.    SFJTHAI, Inc.
     K.    THAISFJ, L.P.
     L.    SRRTHAI, Inc.
     M.    MDMTHAI, Inc.
     N.    Red Oak Holdings, Inc.
     O.    Patrick R. Rutherford
     P.    John A. Moran
     Q.    Sidney F. Jones

II. Stock Certificates of Rutherford--Moran Exploration Company, a Texas corporation (formerly named Rutherford/Moran Oil Corporation)("RMEC"), as follows:
     A. Certificate(s) for 596,202 shares issued in the name of Patrick R. Rutherford
     B.    Certificate(s) for 562,481 shares issued in the name of John A.
           Moran
     C.    Certificate(s) for 35,350 shares issued in the name of Sidney F.
           Jones.

III. Stock Powers executed in favor of Rutherford--Moran Oil Corporation, a Delaware corporation, relating to the following stock certificates of
     RMEC:
     A. Certificate(s) for 596,202 shares issued in the name of Patrick R. Rutherford
     B.    Certificate(s) for 562,481 shares issued in the name of John A.
           Moran
     C.    Certificate(s) for 35,350 shares issued in the name of Sidney F.
           Jones.

IV. Stock Certificates of Rutherford--Moran Oil Corporation, a Delaware corporation, as follows:
     A.    Certificate for 3.625,488 shares issued in the name of PRRTHAI, Inc.
     B.    Certificate for 19,673 shares issued in the name of THAIPRR, L.P.
     C.    Certificate for 1,113,874 shares issued in the name of JAMTHAI, Inc.
     D.    Certificate for 2,557,330 shares issued in the name of THAIJAM, L.P.
     E.    Certificate for 57,047 shares issued in the name of SFJTHAI, Inc.
     F.    Certificate for 171,183 shares issued in the name of THAISFJ, L.P.
     G.    Certificate for 144,587 shares issued in the name of SRRTHAI, Inc.
     H.    Certificate for 179,485 shares issued in the name of MDMTHAI, Inc.
     J. Certificate for 1,034,913 shares issued in the name of Red Oak Holdings, Inc.

     K. Certificate for 6,017,346 shares issued in the name of Patrick R. Rutherford
     L.    Certificate for 5,676,903 shares issued in the name of John A. Moran
     M.    Certificate for 356,833 shares issued in the name of Sidney F.
           Jones.

V. Stock certificate of Thai Romo Holdings, Inc. for 999 shares issued in the name of Rutherford--Moran Oil Corporation.

                                      EXHIBIT B

                            FORM OF OFFICER'S CERTIFICATE


    The undersigned, being the duly elected and qualified __________________ of Rutherford-Moran Oil Corporation, a Delaware corporation (the "Company") pursuant to Section 3 of the Custodial Agreement dated ___________________, 1996 (the "Custodial Agreement") between ___________________________ (the "Escrow Agent"), the Company, The Chase Manhattan Bank N.A., Bangkok Branch, Thai Romo Limited, a company organized under the laws of the Kingdom of Thailand, Thai Romo Holdings, Inc., a Delaware corporation and the parties listed on Schedule A thereto, does hereby certify as follows:

         1. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Custodial Agreement; and

         2. The parties to the Exchange Agreement have mutually agreed that the Effective Date is _____.

    Furthermore, the Undersigned instructs the Escrow Agent to deliver the Instruments (as set forth on Schedule C) to ____________________ on
_____________________ and at the following time and location                   .


                                       RUTHERFORD--MORAN OIL CORPORATION


                                       By
                                         --------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                      EXHIBIT C

                  INSTRUMENTS TO BE DISTRIBUTED BY THE ESCROW AGENT

I. Executed Copies of the Exchange Agreement by each of the following parties shall be delivered to each of the following individuals or entities or to their designee as set forth in the Certificate:
     A.    Rutherford--Moran Oil Corporation
     B.    Rutherford--Moran Exploration Company
     C.    Chase Manhattan Bank N.A., Bangkok Branch
     D.    Thai Romo Limited
     E.    Thai Romo Holdings, Inc.
     F.    JAMTHAI, Inc.
     G.    THAIJAM, L.P.
     H.    PRRTHAI, Inc.
     I.    THAIPRR, Inc.
     J.    SFJTHAI, Inc.
     K.    THAISFJ, L.P.
     L.    SRRTHAI, Inc.
     M.    MDMTHAI, Inc.
     N.    Red Oak Holdings, Inc.
     O.    Patrick R. Rutherford
     P.    John A. Moran
     Q.    Sidney F. Jones

II. The following stock certificates of Rutherford--Moran Exploration Company, a Texas corporation (formerly named Rutherford/Moran Oil Corporation) shall be delivered (for cancellation) to Michael D. McCoy, Executive Vice President, Chief Operating Officer and Director of Rutherford--Moran Oil Corporation, or Patrick R. Rutherford, President and Chief Executive Officer of Rutherford--Moran Oil Corporation (or their designee as set forth in the Certificate):
     A. Certificate(s) for 596,202 shares issued in the name of Patrick R. Rutherford.
     B.    Certificate(s) for 562,481 shares issued in the name of John A.
           Moran.
     C.    Certificate(s) for 35,350 shares issued in the name of Sidney F.
           Jones.

III. The following stock powers executed in favor of Rutherford--Moran Oil Corporation, a Delaware corporation, shall be delivered to Michael D. McCoy, Executive Vice President, Chief Operating Officer and Director of Rutherford--Moran Oil Corporation, or Patrick R. Rutherford, President and Chief Executive Officer of the Rutherford--Moran Oil Corporation:
     A. Certificate(s) for 596,202 shares issued in the name of Patrick R. Rutherford
     B.    Certificate(s) for 562,481 shares issued in the name of John A.
           Moran
     C.    Certificate(s) for 35,350 shares issued in the name of Sidney F.
           Jones.

IV. The following stock certificates of Rutherford--Moran Oil Corporation, a Delaware corporation, to the entities of individuals named on such certificates or their designee as set forth in the Certificate:
     A.    Certificate for 3.625,488 shares issued in the name of PRRTHAI, Inc.
     B.    Certificate for 19,673 shares issued in the name of THAIPRR, L.P.
     C.    Certificate for 1,113,874 shares issued in the name of JAMTHAI, Inc.
     D.    Certificate for 2,557,330 shares issued in the name of THAIJAM, L.P.
     E.    Certificate for 57,047 shares issued in the name of SFJTHAI, Inc.
     F.    Certificate for 171,183 shares issued in the name of THAISFJ, L.P.
     G.    Certificate for 144,687 shares issued in the name of SRRTHAI, Inc.
     H.    Certificate for 179,485 shares issued in the name of MDMTHAI, Inc.
     J. Certificate for 1,034,913 shares issued in the name of Red Oak Holdings, Inc.
     K. Certificate for 6,017,346 shares issued in the name of Patrick R. Rutherford
     L.    Certificate for 5,676,903 shares issued in the name of John A. Moran
     M.    Certificate for 356,833 shares issued in the name of Sidney F.
           Jones.

V. The stock certificate of Thai Romo Holdings, Inc. for 999 shares issued in the name of Rutherford--Moran Oil Corporation.

                                             EXHIBIT B TO THE EXCHANGE AGREEMENT


                          PLEDGED SHARES CUSTODIAL AGREEMENT


    THIS PLEDGED SHARES CUSTODIAL AGREEMENT is entered into and effective this ___ day of ___________, 1996 (this "Custodial Agreement") by and among
_____________________ (the "Escrow Agent"), Rutherford--Moran Oil Corporation, a Delaware corporation (the "Company"); Thai Romo Limited, a company organized under the laws of the Kingdom of Thailand ("Thai Romo"); and the parties listed on SCHEDULE A hereto (the "Shareholders");

    WHEREAS, the Company intends to issue and sell up to 4,600,000 shares of common stock, $.01 par value ("Common Stock"), which includes 600,000 shares subject to an underwriters' over-allotment option, pursuant to an Underwriting Agreement (the "UA") to be executed between the Company and the Representatives (as defined in the UA);

    WHEREAS, the Company has prepared and filed with the Securities and Exchange Commission a registration statement on Form S-1 relating to the shares to be covered by the UA;

    WHEREAS, the parties hereunder (other than the Escrow Agent) have entered into that certain Section 351 Exchange Agreement of even date herewith (the "Exchange Agreement"), whereby the Company agreed to issue Company Shares (as defined in the Exchange Agreement) to each of the Shareholders in exchange for shares of stock of Thai Romo or RMEC and promissory notes of Thai Romo held by the Shareholders;

    WHEREAS, the share exchanges contemplated by the Exchange Agreement shall occur and be effective on, and as of, the Effective Date (as defined in the Exchange Agreement); and

    WHEREAS, the parties to the Exchange Agreement desire to lodge certain share certificates, promissory notes, pledge instruments and other items required to be executed and delivered pursuant to Section 6.2 of the Exchange Agreement (collectively, the "Instruments") with the Escrow Agent until such Instruments can be delivered on the Effective Date, and the parties wish to set forth herein the terms and conditions of such escrow with respect to the Instruments to be delivered to the Escrow Agent;

    NOW, THEREFORE, in consideration of the premises herein, the parties hereto agree as follows:

    1. APPOINTMENT OF THE ESCROW AGENT. The Company, Chase, Thai Romo and the Shareholders hereby appoint ________________________, as the Escrow Agent. The Escrow Agent agrees to serve hereunder for the purposes and on the terms hereinafter set forth.

    2. ESCROW OF INSTRUMENTS. Contemporaneously with the execution of this Agreement, Thai Romo shall deposit with the Escrow Agent the Instruments contemplated by Section 6.2(a) of the Exchange Agreement, and Chase shall deposit, on behalf of each of the applicable parties, the Instruments contemplated by Section 6.2(b) of the Exchange Agreement. By execution of this Escrow Agreement, the Escrow Agent acknowledges receipt of the Instruments. The Escrow Agent shall hold and safeguard the Instruments during the term of this Escrow Agreement. Each of the parties agrees that the deposit of the Instruments shall be irrevocable, except as set forth in Section 3 hereof.

    3.   DISBURSEMENT OF INSTRUMENTS.  Immediately following execution of the
UA on the Effective Date, the Company shall cause to be delivered to the Escrow Agent an original (or a facsimile followed by an original within three business days) executed certificate in the form attached hereto as EXHIBIT A (the "Certificate") from Michael D. McCoy, Executive Vice President and Chief Operating Officer of the Company, or Patrick R. Rutherford, President and Chief Executive Officer, and upon receipt of the Certificate (or facsimile thereof), the Escrow Agent shall release and deliver the Instruments in the manner set forth in Section 6.3 to the Exchange Agreement. At any time prior to the Effective Date or prior to such distribution as required hereunder, the Escrow Agent shall return the Instruments to the respective depositing parties upon written notice from all parties to the Exchange Agreement of termination of such agreement.

    4. ADDITIONAL PROPERTY. In the event that any of the parties receives any distribution in cash, stock or other property, by reason of any stock dividend, split-up, recapitalization, combination, conversion, exchange of shares or other change in the corporate or capital structure of Thai Romo, RMEC or the Company, such parties shall promptly deposit such cash, stock or property with the Escrow Agent to be held by the Escrow Agent pursuant to the terms of this Agreement. The term "Instruments" shall include any property received by the Escrow Agent, pursuant to this Section 4.

    5.   LIMITATION OF THE ESCROW AGENT'S CAPACITY.

         (a) This Agreement expressly and exclusively sets forth the duties of the Escrow Agent with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into this Agreement against the Escrow Agent.

         (b) The Escrow Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Agreement or any part thereof, or of any person executing or depositing such subject matter.

         (c) This Agreement constitutes the entire agreement between the Escrow Agent, on the one hand, and the other parties hereto, on the other hand, in connection with the subject matter of this escrow, and no other agreement entered into between the parties, or any of them, shall be considered as adopted or binding, in whole or in part, upon the Escrow Agent notwithstanding that any such other agreement may be deposited with Escrow Agent or the Escrow Agent may have knowledge thereof.

    6.   AUTHORITY TO ACT.

         (a) The Escrow Agent is hereby authorized and directed by the undersigned (other than the Escrow Agent) to deliver the subject matter of this Agreement only in accordance with the written directions contained in
    Section 3 hereof, or as the Escrow Agent may otherwise be instructed in writing executed by each of the undersigned (except the Escrow Agent).

         (b) The Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document which the Escrow Agent in good faith believes to be genuine and what it purports to be, including, but not limited to, items directing investment or non-investment of funds, items requesting or authorizing release, disbursement or retainage of the subject matter of this Agreement and items amending the terms of this Agreement.

         (c) The Escrow Agent may consult with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the advice of such counsel.

         (d) In the event of any disagreement between any of the parties to this Agreement, or between any of them and any other persons, resulting in adverse claims or demands being made in connection with the matters covered by this Agreement, or in the event that the Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all interested parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjudged and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. Notwithstanding the preceding, the Escrow Agent may in its discretion obey the order, judgment, decree or levy of any court, whether with or without jurisdiction, or of an agency of the United States or any political subdivision thereof, or of any agency of the State of Texas or of any political subdivision thereof, and the Escrow Agent is hereby authorized in its sole discretion, to comply with and obey any such orders, judgments, decrees or levies. The rights of the Escrow Agent under this sub-paragraph are cumulative of all other rights which it may have by law or otherwise.

         (e) The Escrow Agent shall not be liable for any actions it may take or refrain from taking in good faith, in connection herewith, excepting such as may arise through or be caused by the Escrow Agent's willful misconduct or gross negligence.

         (f) In the event that any controversy should arise among the parties with respect to this Agreement or should the Escrow Agent resign and the parties fail to select another escrow agent to act in its stead, the Escrow Agent shall have the right to institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties.

    7. COMPENSATION. The Escrow Agent shall be entitled to reasonable compensation as well as reimbursement for its reasonable costs and expenses incurred in connection with the performance by it of services under this Agreement (including reasonable fees and expenses of the Escrow Agent's counsel). The Company hereby binds and obligates itself to pay to the Escrow Agent the compensation and reimbursement to which it is entitled. The Escrow Agent's fee is anticipated to be in the amount of $_______________ plus expense reimbursement.

    8. INDEMNITY. The Company agrees to indemnify and hold the Escrow Agent harmless from all loss, cost, claims, demands, expenses, damages, and attorney's fees suffered or incurred by the Escrow Agent as a result of any litigation or cause of action arising from or in conjunction with the Escrow Fund or monies deposited hereunder or for any interest upon any such monies, which does not arise from the Escrow Agent's willful misconduct or gross negligence. This indemnity shall include, but not be limited to, all costs incurred in conjunction with any interpleader which the Escrow Agent may enter into regarding this Agreement. In the event the Company is unable to fully meet its obligations under this Section 8, each other party hereto (other than the Escrow Agent) shall be obligated to contribute to the indemnification of the Escrow Agent under this Section 8 on a pro rata basis (based on the number of shares of the Company's common stock, $.01 par value, to be issued to each party pursuant to the Exchange Agreement).

    9. RESIGNATION. The Escrow Agent may resign at any time (such resignation to be effective upon the earlier of (i) the appointment of a successor escrow agent and (ii) 30 days after giving such notice of resignation) by giving written notice to parties hereto whereupon the parties hereto, will immediately appoint a successor escrow agent (upon appointment such successor escrow agent shall thereafter be deemed to be the Escrow Agent for purposes of this Agreement). If a successor escrow agent shall not have accepted the duties of the Escrow Agent pursuant to this Agreement within 30 days after the giving of such notice of resignation, the resigning Escrow Agent may, at the several and equal expense of the other parties hereto, petition any court of competent jurisdiction for the appointment of a successor escrow agent.

    10.  GENERAL PROVISIONS.

         (a) The Escrow Agent, upon the delivery of all of the subject matter or monies pursuant to the terms of this Agreement, shall be discharged from any further obligation hereunder.

         (b) Where directions or instructions from more than one of the undersigned are required, such directions or instructions may be given by separate instruments of similar tenor. Any of the undersigned may act hereunder through an agent or attorney-in-fact, provided satisfactory written evidence of authority is first furnished to any party relying on such authority.

         (c) Any payment, notice, request for consent, report, or any other communication required or permitted in this Agreement shall be in writing and shall be deemed to have been given when personally delivered to the party hereunder specified or when placed in the United States mail, registered or certified, with return receipt requested, postage prepaid and addressed as follows:

    If to the Escrow Agent:

         Allen & Overy
         One New Change
         London EC4M 9QQ
         Attention:  Simon Black

    If to the Company, RMEC, Thai Romo or TRH:

         Rutherford--Moran Oil Corporation
         5 Greenway Plaza, Suite 220
         Houston, Texas  77046
         Attention:  General Counsel

    If to the Shareholders:

         At the addresses listed on SCHEDULE A

    Any party may designate a different address by giving notice of such change in the manner specified above to each other party.

         (d) This Agreement is being made in, and is intended to be construed according to the laws of, the State of Texas (regardless of laws that might otherwise govern under applicable principles of conflict of laws). It shall inure to and be binding upon the parties hereto and their respective successors, heirs and assigns.

         (e) Words used in the singular number may include the plural and the plural may include the singular.

         (f) The terms of this Agreement may be altered, amended, modified or revoked only by an instrument in writing signed by all the parties hereto.

         (g) The captions or section headings set forth in this Agreement are for convenience only and shall not be considered as part of this Agreement or to in any way limit or amplify the terms and provisions hereof.

         (h) If any provision of this Agreement shall be held or deemed to be or shall in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatsoever.

    The parties herein below execute this Agreement on this _____ day of ________________________, 1996.

                          (SIGNATURES ON THE FOLLOWING PAGE)

                                       RUTHERFORD--MORAN OIL CORPORATION


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------


                                       RED OAK HOLDINGS, INC.


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------


                                       MDMTHAI, INC.


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------


                                       SRRTHAI, INC.


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------


                                       THAIJAM, L.P.

                                       By
                                         --------------------------------------
                                       Its General Partner


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------

                                       JAMTHAI, INC.


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------




                                       THAIPRR, L.P.


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------




                                       PRRTHAI, INC.


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------




                                       THAISFJ, L.P.


                                       By
                                         --------------------------------------
                                       Its General Partner


                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------


                                       SFJTHAI, Inc.

                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------

                                       Thai Romo Limited

                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------


                                       Allen & Overy

                                       By
                                         --------------------------------------
                                       Its
                                          -------------------------------------

                                     SCHEDULE  A

                                 LIST OF SHAREHOLDERS

- --------------------------------------------------------------------------------
           NAME                                   ADDRESS
- --------------------------------------------------------------------------------
JAMTHAI, Inc.                          c/o Rutherford--Moran Oil Corporation
                                       5 Greenway Plaza, Suite 220
                                       Houston, Texas  77046
                                       Attention:  General Counsel
- --------------------------------------------------------------------------------
THAIJAM, L.P.                          c/o Rutherford--Moran Oil Corporation
                                       5 Greenway Plaza, Suite 220
                                       Houston, Texas  77046
                                       Attention:  General Counsel
- --------------------------------------------------------------------------------
PRRTHAI, Inc.                          c/o Rutherford--Moran Oil Corporation
                                       5 Greenway Plaza, Suite 220
                                       Houston, Texas  77046
                                       Attention:  General Counsel
- --------------------------------------------------------------------------------
THAIPRR, Inc.                          c/o Rutherford--Moran Oil Corporation
                                       5 Greenway Plaza, Suite 220
                                       Houston, Texas  77046
                                       Attention:  General Counsel
- --------------------------------------------------------------------------------
SFJTHAI, Inc.                          c/o Rutherford--Moran Oil Corporation
                                       5 Greenway Plaza, Suite 220
                                       Houston, Texas  77046
                                       Attention:  General Counsel
- --------------------------------------------------------------------------------
THAISFJ, L.P.                          c/o Rutherford--Moran Oil Corporation
                                       5 Greenway Plaza, Suite 220
                                       Houston, Texas  77046
                                       Attention:  General Counsel
- --------------------------------------------------------------------------------
MDMTHAI, Inc.                          c/o Rutherford--Moran Oil Corporation
                                       5 Greenway Plaza, Suite 220
                                       Houston, Texas  77046
                                       Attention:  General Counsel
- --------------------------------------------------------------------------------
SRRTHAI, Inc.                          c/o Rutherford--Moran Oil Corporation
                                       5 Greenway Plaza, Suite 220
                                       Houston, Texas  77046
                                       Attention:  General Counsel
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
           NAME                                   ADDRESS
- --------------------------------------------------------------------------------
Red Oak Holdings, Inc.                 c/o Chase Capital Partners
                                       125 London Wall
                                       London EC2Y 5AJ, United Kingdom
                                       Attention:  Jonathan Meggs

                                       with a copy to (which will not
                                       constitute notice):

                                       Kirkland & Ellis
                                       153 E. 53rd Street
                                       New York, NY  10022
                                       Attention:  John L. Kuehn
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                                      EXHIBIT A

                            FORM OF OFFICER'S CERTIFICATE


    The undersigned, being the duly elected and qualified
_______________________ of Rutherford-Moran Oil Corporation, a Delaware corporation (the "Company") pursuant to Section 3 of the Custodial Agreement dated ___________________, 1996 (the "Custodial Agreement") between ___________________________ (the "Escrow Agent"), the Company, Thai Romo
Limited, a company organized under the laws of the Kingdom of Thailand, Thai Romo Holdings, Inc., a Delaware corporation and the parties listed on Schedule A thereto, does hereby certify as follows:

         1. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Custodial Agreement; and

         2. The parties to the Exchange Agreement have mutually agreed that the Effective Date is _________.

    Furthermore, the Undersigned instructs the Escrow Agent to deliver the Instruments to Chase and RMOC, as applicable, and in the manner described in
Section 3 to the Custodial Agreement on _____________________ and at the following time and location:________________.


                                       RUTHERFORD--MORAN OIL CORPORATION


                                       By
                                         --------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------